Exhibit No. 99

REGIS CORPORATION:
Jack Nielsen — Director, Finance
(952) 806-1765

For Immediate Release

REGIS REPORTS SECOND QUARTER 2007 RESULTS

MINNEAPOLIS, January 24, 2007 — Regis Corporation (NYSE:RGS), the global leader in the $150 billion hair care industry, today reported second quarter net income of $26.9 million, or $0.59 per diluted share. Second quarter earnings results included a five cent per diluted share tax benefit associated with the retroactive reinstatement of the Work Opportunity and Welfare-to-Work Credits. This change to the tax law was enacted on December 20, 2006. Absent the tax benefit, earnings per diluted share were $0.54, which was at the upper end of the company’s previously released guidance range.

The company previously reported that revenues for the second quarter ended December 31, 2006 increased eight percent to $657 million versus $607 million in second quarter of fiscal 2006. Consolidated same-store sales increased 0.5 percent for the quarter versus a 1.2 percent increase during the comparable quarter a year ago.

Regis Corporation added a net total of 79 locations during the second quarter. The company constructed 85 salons and franchisees built 62 salons. In addition, Regis acquired 15 salons, including nine franchise salon buybacks. The company closed or relocated 73 salons and one hair restoration center during the quarter.

“We are encouraged by the initial signs of recovery in our business during the second quarter,” commented Paul D. Finkelstein, Chairman and Chief Executive Officer of Regis Corporation. “We are particularly pleased by the improvement in our service same-store sales which increased 1.3 percent compared to a 0.7 percent increase during the comparable period last year.”

Third Quarter 2007 Outlook

The following outlook pertains to the fiscal third quarter ending March 31, 2007:

•                  Earnings per diluted share are forecasted to increase to a range of $0.50 to $0.56, compared to $0.40 a year ago. The year ago period included $0.08 per diluted share of transaction charges related to the terminated merger with Alberto-Culver’s Sally Beauty Company business unit. The third quarter 2007 forecast assumes a corporate tax rate of 34 to 35 percent.

•                  Consolidated revenue is forecasted to grow eight to nine percent to a range of $651 million to $659 million compared to $604 million a year ago.

•                  Consolidated same-store sales are forecasted to be in a range of 0.0 to 2.0 percent.

Fiscal Year 2007 Outlook Remains Unchanged

The following outlook pertains to the fiscal year ending June 30, 2007:

•                  Excluding accretion from future possible acquisitions, earnings per diluted share are forecasted to be in a range of $2.10 to $2.24.

•                  Excluding revenue from future possible acquisitions, consolidated revenue is forecasted to grow eight percent to $2.6 billion.

•                  Consolidated same-store sales are forecasted to be in a range of 0.0 to 1.0 percent.

Regis Corporation will host a conference call discussing second quarter results today, January 24, 2007 at 10:00 a.m., Central Time. Interested parties are invited to listen by logging on to www.regiscorp.com or dialing 800-240-7305. A replay of the call will be available later that day. The replay phone number is 800-405-2236, access code 11072540#.

About Regis Corporation

Regis Corporation (NYSE:RGS) is the beauty industry’s global leader in salons, hair restoration centers and education. As of December 31, 2006, the company owned or franchised 11,713 worldwide locations; which included 11,570 beauty salons, 88 hair restoration centers and 55 beauty schools operating under concepts such as Supercuts, Jean Louis David, Vidal Sassoon, Regis Salons, MasterCuts, Trade Secret, SmartStyle, Cost Cutters and Hair Club for Men and Women. These and other concepts are located in the US and in ten other countries throughout North America and Europe. For additional information about the company, including management’s current financial outlook and a reconciliation of non-GAAP financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com. To join Regis Corporation’s email alert list, click on this link:

http://www.b2i.us/irpass.asp?BzID=913&to=ea&Nav=1&S=0&L=1

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward—looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include competition within the personal hair care industry, which remains strong, both domestically and internationally, and price sensitivity; changes in economic condition; changes in consumer tastes and fashion trends; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations for new salon development; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify, acquire and integrate salons and beauty schools that support its growth objectives; the ability of the company to maintain satisfactory relationships with suppliers; or other factors not listed above.The ability of the Company to meet its expected revenue growth is dependent on salon and beauty school acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

REGIS CORPORATION (NYSE: RGS)
CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
as of December 31, 2006 and June 30, 2006
(Dollars in thousands, except per share amounts)

	December 31, 2006	June 30, 2006
ASSETS
Current assets:
Cash and cash equivalents	$156,130	$135,397
Receivables, net	72,484	62,558
Inventories	207,407	193,999
Deferred income taxes	16,647	16,224
Other current assets	56,991	33,588
Total current assets	509,659	441,766

Property and equipment, net	490,343	483,764
Goodwill	797,482	778,228
Other intangibles, net	215,149	216,831
Other assets	78,992	61,475

Total assets	$2,091,625	$1,982,064

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$186,154	$101,912
Accounts payable	81,481	70,807
Accrued expenses	238,580	230,236
Total current liabilities	506,215	402,955

Long-term debt	490,860	520,357
Other noncurrent liabilities	191,909	187,345
Total liabilities	1,188,984	1,110,657

Commitments and contingencies

Shareholders’ equity:
Preferred stock, authorized 250,000 shares at December 31, 2006 and June 30, 2006
Common stock, $.05 par value; issued and outstanding 44,832,926 and 45,303,459 common shares at December 31, 2006 and June 30, 2006, respectively	2,242	2,266
Additional paid-in capital	210,492	232,284
Accumulated other comprehensive income	64,788	58,066
Retained earnings	625,119	578,791

Total shareholders’ equity	902,641	871,407

Total liabilities and shareholders’ equity	$2,091,625	$1,982,064

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REGIS CORPORATION (NYSE: RGS)

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended December 31		Six Months Ended December 31
	2006	2005	2006	2005
Revenues:
Service	$440,345	$399,278	$874,897	$790,247
Product	196,752	188,108	381,677	361,860
Royalties and fees	19,893	19,237	39,659	38,745
	656,990	606,623	1,296,233	1,190,852

Operating expenses:
Cost of service	249,613	226,938	495,138	448,797
Cost of product	100,164	95,859	194,393	184,395
Site operating expenses	54,967	50,112	110,773	99,828
General and administrative	81,411	71,175	159,364	145,242
Rent	93,163	85,046	185,335	167,881
Depreciation and amortization	30,412	27,259	59,954	53,155
Total operating expenses	609,730	556,389	1,204,957	1,099,298

Operating income	47,260	50,234	91,276	91,554

Other income (expense):
Interest	(10,671)	(8,660)	(20,509)	(16,924)
Other, net	1,582	570	2,393	1,369

Income before income taxes	38,171	42,144	73,160	75,999

Income taxes	(11,297)	(14,834)	(23,193)	(26,530)

Net income	$26,874	$27,310	$49,967	$49,469

Net income per share:
Basic	$0.60	$0.61	$1.11	$1.10
Diluted	$0.59	$0.59	$1.09	$1.07

Weighted average common and common equivalent shares outstanding:
Basic	44,673	45,154	44,858	45,059
Diluted	45,596	46,411	45,847	46,366

Cash dividends declared per common share	$0.04	$0.04	$0.08	$0.08

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REGIS CORPORATION (NYSE: RGS)
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
for the six months ended December 31, 2006 and 2005
(Dollars in thousands)

	2006	2005
Cash flows from operating activities:
Net income	$49,967	$49,469
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	53,915	47,376
Amortization	6,039	5,779
Deferred income taxes	3,550	82
Excess tax benefits from stock-based compensation plans	(2,892)	(2,419)
Stock-based compensation	2,291	2,904
Other noncash items affecting earnings	1,497	277

Changes in operating assets and liabilities:
Receivables	(9,278)	70
Inventories	(11,141)	(16,022)
Other current assets	(21,935)	(3,549)
Other assets	(3,729)	(1,201)
Accounts payable	14,947	11,921
Accrued expenses	9,975	24,584
Other noncurrent liabilities	8,075	7,243
Net cash provided by operating activities	101,281	126,514

Cash flows from investing activities:
Capital expenditures	(46,281)	(60,415)
Proceeds from sale of assets	133	227
Purchase of salon, school and hair restoration center net assets, net of cash acquired	(25,343)	(41,425)
Loans and investments	(14,813)	—
Net investment hedge settlement	(8,897)	—
Net cash used in investing activities	(95,201)	(101,613)

Cash flows from financing activities:
Borrowings on revolving credit facilities	3,336,506	1,195,305
Payments on revolving credit facilities	(3,287,500)	(1,178,705)
Proceeds from issuance of long-term debt	25,000	—
Repayments of long-term debt	(28,889)	(14,145)
Excess tax benefits from stock-based compensation plans	2,892	2,419
Other, primarily (decrease) increase in negative book cash balances	(2,727)	1,011
Repurchase of common stock	(37,481)	—
Proceeds from issuance of common stock	8,970	7,108
Dividends paid	(3,643)	(3,616)
Net cash provided by financing activities	13,128	9,377

Effect of exchange rate changes on cash and cash equivalents	1,525	(854)

Increase in cash and cash equivalents	20,733	33,424

Cash and cash equivalents:
Beginning of period	135,397	102,718
End of period	$156,130	$136,142

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REGIS CORPORATION (NYSE: RGS)

Salon / School / Hair Restoration Center Counts and Revenues

	December 31, 2006	June 30, 2006
SYSTEM-WIDE LOCATIONS:
Company-owned salons	7,784	7,559
Franchise salons	3,786	3,774
Beauty career schools	55	54
Company-owned hair restoration centers	47	48
Franchise hair restoration centers	41	42
Total, system-wide	11,713	11,477

SALON LOCATION SUMMARY

	December 31, 2006	June 30, 2006
NORTH AMERICAN SALONS:
REGIS SALONS
Open at beginning of period	1,079	1,093
Salons constructed	8	38
Acquired	34	14
Less relocations	6	16
Salon openings	36	36
Conversions	(1)	—
Salons closed	(13)	(50)
Total, Regis Salons	1,101	1,079

MASTERCUTS
Open at beginning of period	642	636
Salons constructed	6	32
Acquired	—	—
Less relocations	3	8
Salon openings	3	24
Conversions	—	(2)
Salons closed	(7)	(16)
Total, MasterCuts Salons	638	642

TRADE SECRET
Company-owned salons:
Open at beginning of period	615	597
Salons constructed	12	33
Acquired	3	2
Franchise buybacks	—	5
Less relocations	5	6
Salon openings	10	34
Conversions	1	1
Salons closed	(8)	(17)
Total company-owned salons	618	615

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	December 31, 2006	June 30, 2006
Franchise salons:
Open at beginning of period	19	24
Salons constructed	—	—
Acquired	—	—
Less relocations	—	—
Salon openings	—	—
Franchise buybacks	—	(5)
Salons closed	—	—
Total franchise salons	19	19

Total, Trade Secret Salons	637	634

SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	1,739	1,497
Salons constructed	118	215
Acquired	—	—
Franchise buybacks	13	31
Less relocations	1	2
Salon openings	130	244
Conversions	—	1
Salons closed	—	(3)
Total company-owned salons	1,869	1,739

Franchise salons:
Open at beginning of period	164	184
Salons constructed	3	11
Acquired	—	—
Less relocations	—	—
Salon openings	3	11
Conversions	—	—
Franchise buybacks	(13)	(31)
Salons closed	—	—
Total franchise salons	154	164

Total, SmartStyle/Cost Cutters in Wal-Mart Salons	2,023	1,903

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	December 31, 2006	June 30, 2006
STRIP CENTERS
Company-owned salons:
Open at beginning of period	3,031	2,728
Salons constructed	55	180
Acquired	—	122
Franchise buybacks	34	104
Less relocations	10	21
Salon openings	79	385
Conversions	—	(2)
Salons closed	(28)	(80)
Total company-owned salons	3,082	3,031

Franchise salons:
Open at beginning of period	2,004	2,102
Salons constructed	71	135
Acquired (2)	—	—
Less relocations	5	18
Salon openings	66	117
Conversions	—	2
Franchise buybacks	(34)	(104)
Salons closed	(24)	(113)
Total franchise salons	2,012	2,004

Total, Strip Center Salons	5,094	5,035

INTERNATIONAL SALONS (1)
Company-owned salons:
Open at beginning of period	453	426
Salons constructed	15	33
Acquired	12	10
Franchise buybacks	2	2
Less relocations	2	4
Salon openings	27	41
Conversions	—	(2)
Salons closed	(4)	(12)
Total company-owned salons	476	453

Franchise salons:
Open at beginning of period	1,587	1,592
Salons constructed	54	111
Acquired (2)	—	—
Salon openings	54	111
Conversions	—	2
Franchise buybacks	(2)	(2)
Salons closed	(38)	(116)
Total franchise salons	1,601	1,587

Total, International Salons	2,077	2,040

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	December 31, 2006	June 30, 2006
TOTAL SYSTEM-WIDE SALONS:
Company-owned salons:
Open at beginning of period	7,559	6,977
Salons constructed	214	531
Acquired	49	148
Franchise buybacks	49	142
Less relocations	27	57
Salon openings	285	764
Conversions	—	(4)
Salons closed	(60)	(178)
Total company-owned salons	7,784	7,559

Franchise salons:
Open at beginning of period	3,774	3,902
Salons constructed	128	257
Acquired (2)	—	—
Less relocations	5	18
Salon openings	123	239
Conversions	—	4
Franchise buybacks	(49)	(142)
Salons closed	(62)	(229)
Total franchise salons	3,786	3,774

Total Salons	11,570	11,333

BEAUTY SCHOOLS
Open at beginning of period	54	24
Salons constructed	—	2
Acquired	1	30
Less relocations	—	2
Total Beauty Schools	55	54

HAIR RESTORATION CENTERS:
Company-owned hair restoration centers:
Open at beginning of period	48	41
Salons constructed	—	1
Acquired	—	1
Franchise buybacks	—	7
Less relocations	—	1
Salon openings	—	8
Sites closed	(1)	(1)
Total company-owned hair restoration centers	47	48

Franchise hair restoration centers:
Open at beginning of period	42	49
Acquired	—	—
Sites closed	(1)	(7)
Total franchise hair restoration centers	41	42

Total Hair Restoration Centers	88	90

Grand Total, System-wide	11,713	11,477

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(1) Canadian and Puerto Rican salons are included in the Regis Salons, Strip Center, MasterCuts and Trade Secret concepts and not included in the International salon totals.

(2) Represents primarily the acquisition of franchise networks.

Relocations represent a transfer of location by the same salon concept.

Conversions represent the transfer of one salon concept to another concept.

REVENUES BY CONCEPT:

	Three Months Ended December 31		Six Months Ended December 31
(Dollars in thousands)	2006	2005	2006	2005
North American salons:
Regis	$125,461	$121,665	$247,736	$240,795
MasterCuts	44,093	44,441	88,142	87,945
Trade Secret (1)	72,442	73,711	137,904	138,202
SmartStyle	112,513	102,150	223,802	200,014
Strip Centers (1)	190,404	169,616	382,235	338,170
Total North American salons	544,913	511,583	1,079,819	1,005,126

International salons (1)	60,369	53,086	116,244	104,567
Beauty schools	21,976	15,007	41,341	28,229
Hair restoration centers (1)	29,732	26,947	58,829	52,930
Consolidated revenues	$656,990	$606,623	$1,296,233	$1,190,852

Percent change from prior year	8.3%	12.9%	8.8%	14.1%

Same-store sales increase	0.5%	1.2%	0.2%	1.0%

(1) Includes aggregate franchise royalties and fees of $19.9 and $19.2 million for the three months ended December 31, 2006 and 2005, respectively, and $39.7 and $38.7 million for the six months ended December 31, 2006 and 2005, respectively.  North American salon franchise royalties and fees represented 47.7 and 51.1 percent of total franchise revenues in the three months ended December 31, 2006 and 2005, respectively, and 48.7 and 50.8 percent of total franchise revenues in the six months ended December 31, 2006 and 2005, respectively.

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FINANCIAL INFORMATION BY SEGMENT:

Financial information concerning the Company’s salon, school and hair restoration businesses is shown in the following tables.

	For the Three Months Ended December 31, 2006
	Salons		Beauty	Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$372,161	$35,234	$20,142	$12,808	$—	$440,345
Product	163,256	15,919	1,834	15,743	—	196,752
Royalties and fees	9,496	9,216	—	1,181	—	19,893
	544,913	60,369	21,976	29,732	—	656,990
Operating expenses:
Cost of service	215,863	18,618	8,184	6,948	—	249,613
Cost of product	84,591	9,883	1,126	4,564	—	100,164
Site operating expenses	46,739	2,721	4,216	1,291	—	54,967
General and administrative	30,345	11,556	2,796	6,542	30,172	81,411
Rent	77,690	11,111	2,241	1,608	513	93,163
Depreciation and amortization	20,631	2,193	829	2,390	4,369	30,412
Total operating expenses	475,859	56,082	19,392	23,343	35,054	609,730

Operating income	69,054	4,287	2,584	6,389	(35,054)	47,260

Other income (expense):
Interest	—	—	—	—	(10,671)	(10,671)
Other, net	—	—	—	—	1,582	1,582
Income (loss) before income taxes	$69,054	$4,287	$2,584	$6,389	$(44,143)	$38,171

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	For the Three Months Ended December 31, 2005
	Salons		Beauty	Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$342,343	$31,590	$13,955	$11,390	$—	$399,278
Product	159,413	13,332	1,052	14,311	—	188,108
Royalties and fees	9,827	8,164	—	1,246	—	19,237
	511,583	53,086	15,007	26,947	—	606,623
Operating expenses:
Cost of service	198,748	16,687	4,931	6,572	—	226,938
Cost of product	82,455	8,250	781	4,373	—	95,859
Site operating expenses	44,603	2,591	1,835	1,083	—	50,112
General and administrative	24,504	10,125	1,767	5,638	29,141	71,175
Rent	71,772	9,835	1,544	1,463	432	85,046
Depreciation and amortization	19,002	1,980	652	2,286	3,339	27,259
Total operating expenses	441,084	49,468	11,510	21,415	32,912	556,389

Operating income (loss)	70,499	3,618	3,497	5,532	(32,912)	50,234

Other income (expense):
Interest	—	—	—	—	(8,660)	(8,660)
Other, net	—	—	—	—	570	570
Income (loss) before income taxes	$70,499	$3,618	$3,497	$5,532	$(41,002)	$42,144

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	For the Six Months Ended December 31, 2006
	Salons		Beauty	Hair Restoration	Unallocated
	North America	International	Schools	Centers	Corporate	Consolidated
			(Dollars in thousands)
Revenues:
Service	$743,360	$68,924	$37,106	$25,507	$—	$874,897
Product	317,164	29,360	4,235	30,918	—	381,677
Royalties and fees	19,295	17,960	—	2,404	—	39,659
	1,079,819	116,244	41,341	58,829	—	1,296,233
Operating expenses:
Cost of service	428,235	36,596	16,220	14,087	—	495,138
Cost of product	164,295	17,875	2,928	9,295	—	194,393
Site operating expenses	94,844	5,075	8,546	2,308	—	110,773
General and administrative	59,390	21,726	5,163	12,819	60,266	159,364
Rent	154,585	22,106	4,477	3,272	895	185,335
Depreciation and amortization	40,770	4,065	1,641	4,724	8,754	59,954
Total operating expenses	942,119	107,443	38,975	46,505	69,915	1,204,957

Operating income	137,700	8,801	2,366	12,324	(69,915)	91,276

Other income (expense):
Interest	—	—	—	—	(20,509)	(20,509)
Other, net	—	—	—	—	2,393	2,393
Income (loss) before income taxes	$137,700	$8,801	$2,366	$12,324	$(88,031)	$73,160

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	For the Six Months Ended December 31, 2005
(Dollars in	Salons		Beauty	Hair Restoration	Unallocated
thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$679,536	$62,963	$25,757	$21,991	$—	$790,247
Product	305,926	25,033	2,472	28,429	—	361,860
Franchise royalties and fees	19,664	16,571	—	2,510	—	38,745
	1,005,126	104,567	28,229	52,930	—	1,190,852

Operating expenses:
Cost of service	392,664	33,701	9,768	12,664	—	448,797
Cost of product	158,346	15,450	1,901	8,698	—	184,395
Site operating expenses	89,612	4,417	3,660	2,139	—	99,828
General and administrative	52,881	20,666	3,692	11,162	56,841	145,242
Rent	141,658	19,673	2,943	2,914	693	167,881
Depreciation and amortization	37,207	3,799	1,143	4,531	6,475	53,155
Total operating expenses	872,368	97,706	23,107	42,108	64,009	1,099,298

Operating income	132,758	6,861	5,122	10,822	(64,009)	91,554

Other income (expense):
Interest	—	—	—	—	(16,924)	(16,924)
Other, net	—	—	—	—	1,369	1,369
Income (loss) before income taxes	$132,758	$6,861	$5,122	$10,822	$(79,564)	$75,999

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REGIS CORPORATION (NYSE:RGS)
RECONCILIATION OF GAAP EARNINGS PER SHARE TO NON-GAAP EARNINGS PER SHARE
Quarterly Period Ended December 31, 2006

The company’s press release announcing results of operations for the three month period ended December 31, 2006 includes references to the following “non-GAAP financial measure” as defined by Regulation G of the Securities and Exchange Commission:

— Diluted net earnings per share excluding tax benefit —

Reconciliation of the non-GAAP financial measure to their most directly comparable financial measures under GAAP for the three months ended December 31, 2006 is as follows (in thousands, except per share data):

Non-core operational charges (income) expense:
All items shown net of income taxes

Diluted net earnings per share, as reported	$0.59

Tax benefit associated with retroactive reinstatement of the Work Opportunity and Welfare-to-Work Credits	(0.05)

Non-GAAP earnings per diluted share	$0.54

Shares	45,596

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